                                                                     Exhibit 2.4

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                    SECURITY CAPITAL (ATLANTIC) INCORPORATED
                             (a Nevada corporation)

                                      AND

                   SCG REALTY SERVICES ATLANTIC INCORPORATED
                            (a Delaware corporation)

                                 WITH AND INTO

               SECURITY CAPITAL ATLANTIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)


                       DATED AS OF [        ] [  ], 1997



     THIS AGREEMENT AND PLAN OF MERGER is made by and between Security Capital (Atlantic) Incorporated, a Nevada corporation ("SCAI"), SCG Realty Services Atlantic Incorporated, a Delaware corporation ("SCGR", and together with SCAI the "Merging Corporations"), and Security Capital Atlantic Management Incorporated, a Delaware corporation (the "Surviving Corporation").

     WHEREAS, each of the Merging Corporations and the Surviving Corporation desires that the Merging Corporations be merged pursuant to Sections 251 and 252 of the Delaware General Corporation Law ("DGCL") and Section 92A.100 of the Nevada Business Corporation Act (the "Nevada Act") with and into the Surviving Corporation, which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Atlantic Incorporated" (the "Mergers"); and

     WHEREAS, the shareholders of each of the Merging Corporations and the Surviving Corporation have approved the entering into and the execution of this Agreement and Plan of Merger.

     NOW THEREFORE:

     1. Effective Time. As used in this Agreement and Plan of Merger, the term "Effective Time" shall mean the date and time of the later to occur of (i) the filing with the office of the Secretary of State of the State of Delaware of the certificate of merger with respect to the Mergers (a form of which is attached hereto as Exhibit A) and (ii) the filing with the office of the Secretary of State of the State of Nevada of the articles of merger with respect to the Mergers (a form of which is attached hereto as Exhibit B).

     2. The Parties to the Mergers. The name, address and place of organization and governing law of each of the Merging Corporations and the Surviving Corporation are as follows:

           NAME               ORGANIZATION         ADDRESS
           ----               ------------         -------

SCG Realty Services Atlantic                  Six Piedmont Center
Incorporated                    Delaware      Atlanta, Georgia 30305

Security Capital (Atlantic)                   Six Piedmont Center
Incorporated                    Nevada        Atlanta, Georgia 30305

Security Capital Atlantic                     Six Piedmont Center
Management Incorporated         Delaware      Atlanta, Georgia 30305

     3. The Mergers. At the Effective Time, each of the Merging Corporations shall be merged with and into the Surviving Corporation, which shall continue to be governed by the laws of the State of Delaware and which shall continue its existence under the name "SCG Realty Services Atlantic Incorporated," and the separate legal existence of each of the Merging Corporations shall thereupon cease.

     4.  Certificate of Incorporation and Bylaws.  At the Effective Time,
Article 1 of the certificate of incorporation of the Surviving Corporation, as in full force and effect immediately prior to the Effective Time (the "Charter"), shall be amended to read in its entirety as follows and such Charter, as so amended, shall become the Charter of the Surviving Corporation:

     "1. The name of the Corporation is SCG Realty Services Atlantic Incorporated."

     The Bylaws of the Surviving Corporation, as in full force and effect immediately prior to the Effective Time (the "Bylaws"), shall continue to be the bylaws of the Surviving Corporation and thereafter may be amended as provided in the Charter or Bylaws or by law. This Agreement and Plan of Merger shall effect no other amendments or changes whatsoever to the Charter and the Bylaws.

                                     I-A-2

     5. Terms and Conditions of the Mergers. At the Effective Time, each issued share of common stock of SCAI shall automatically and without further action by any of the parties hereto be converted into __________ [based on $48,071,468] common shares of beneficial interest, par value $.01 per share ("ATLANTIC Common Shares"), of Security Capital Atlantic Incorporated, a Maryland corporation. At the Effective Time, each issued share of common stock of SCGR shall automatically and without further action by any of the parties hereto be converted into __________ [based on $6,537,079] ATLANTIC Common Shares. At the Effective Time, each right, option or warrant to acquire a share of common stock of either of the Merging Corporations shall automatically be canceled. At the Effective Time, each issued share of common stock of the Surviving Corporation outstanding immediately prior to the Effective Time shall automatically and without further action by any of the parties remain an issued and outstanding share of common stock of the Surviving Corporation.

     6. Effect of the Mergers. At the Effective Time, the separate existence of each of the Merging Corporations shall cease in accordance with the provisions of the DGCL and the Nevada Act. From and after the Effective Time, except as may be limited by applicable law, the Surviving Corporation shall succeed to all of the leases, licenses, property, rights, privileges and powers of whatever nature and description and shall be subject to all of the debts, liabilities and obligations of each of the Merging Corporations without further action by any of the parties hereto, and will continue to be governed by the laws of the State of Delaware, including the DGCL.

     7. Further Assurances and Authorization. Each of the Merging Corporations and the Surviving Corporation shall execute and deliver such further instruments and do or cause to be done such further acts as may be necessary to effectuate and confirm the Mergers. The Board of Directors and the officers of each of the Merging Corporations and the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger.

     8. Counterparts. This Agreement and Plan of Merger may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement and Plan of Merger.

                                     I-A-3

     IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.

                                     SECURITY CAPITAL (ATLANTIC)
                                     INCORPORATED

                                     By:______________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                     SCG REALTY SERVICES ATLANTIC
                                     INCORPORATED

                                     By:______________________________________
                                     Name:____________________________________
                                     Title:___________________________________


                                     SECURITY CAPITAL ATLANTIC
                                     MANAGEMENT INCORPORATED

                                     By:______________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                            CERTIFICATE OF SECRETARY
                                       OF
                    SECURITY CAPITAL (ATLANTIC) INCORPORATED
                             (a Nevada corporation)


     The undersigned, being the Secretary of Security Capital (Atlantic) Incorporated, a Nevada corporation ("SCAI"), does hereby certify that the Agreement and Plan of Merger among SCAI, SCG Realty Services Atlantic Incorporated, a Delaware corporation, and Security Capital Atlantic Management Incorporated, a Delaware corporation, has been adopted by the holder of all of the outstanding stock of SCAI entitled to vote thereon.

Dated: [         ] [  ], 1997

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title: Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
                   SCG REALTY SERVICES ATLANTIC INCORPORATED
                            (a Delaware corporation)


     The undersigned, being the Secretary of SCG Realty Services Atlantic Incorporated, a Delaware corporation ("SCGR"), does hereby certify that the Agreement and Plan of Merger among SCGR, Security Capital (Atlantic) Incorporated, a Nevada corporation, and Security Capital Atlantic Management Incorporated, a Delaware corporation, has been adopted by the holder of all of the outstanding stock of SCGR entitled to vote thereon.

Dated: [         ] [  ], 1997

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title: Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
               SECURITY CAPITAL ATLANTIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)

     The undersigned, being the Secretary of Security Capital Atlantic Management Incorporated, a Delaware corporation (the "Surviving Corporation"), does hereby certify that the holder of all of the outstanding stock of the Surviving Corporation entitled to vote thereon (i) has adopted the Agreement and Plan of Merger among the Surviving Corporation, Security Capital (Atlantic) Incorporated, a Nevada corporation, and SCG Realty Services Atlantic Incorporated, a Delaware corporation, and (ii) has approved the amendment to
Article 1 of the certificate of incorporation of the Surviving Corporation.

Dated: [         ] [  ], 1997

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title: Secretary

                   EXHIBIT A TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------

                         FORM OF CERTIFICATE OF MERGER
                         -----------------------------


                             CERTIFICATE OF MERGER


                                    MERGING


                    SECURITY CAPITAL (ATLANTIC) INCORPORATED
                     (a corporation of the State of Nevada)

                                      AND

                   SCG REALTY SERVICES ATLANTIC INCORPORATED
                    (a corporation of the State of Delaware)

                                 WITH AND INTO

               SECURITY CAPITAL ATLANTIC MANAGEMENT INCORPORATED
                    (a corporation of the State of Delaware)

                                * * * * * * * *

                        Pursuant to Sections 251 and 252
                           of the General Corporation
                          Law of the State of Delaware

     This Certificate of Merger is being filed by the undersigned in the Office of the Secretary of State of the State of Delaware (the "Secretary of State") in accordance with the provisions of Sections 251 and 252 of the Delaware General Corporation Law (the "DGCL") in order to merge Security Capital (Atlantic) Incorporated, a Nevada corporation ("SCAI"), and SCG Realty Services Atlantic Incorporated, a Delaware corporation ("SCGR", and together with SCAI, the "Merging Corporations"), with and into Security Capital Atlantic Management Incorporated, a Delaware corporation (the "Surviving Corporation"), which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Atlantic Incorporated" (the "Mergers").

     FIRST: The name and state of incorporation of each of the constituent corporations to the Mergers are as follows:


  NAME                                             STATE OF INCORPORATION
  ----                                             ----------------------

Security Capital (Atlantic) Incorporated                  Nevada
SCG Realty Services Atlantic Incorporated                 Delaware
Security Capital Atlantic Management
  Incorporated                                            Delaware

     SECOND: An agreement and plan of merger (the "Agreement and Plan of Merger") between the parties to the Mergers has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the DGCL.

     THIRD: The name of the surviving corporation of the Mergers is Security Capital Atlantic Management Incorporated.

     FOURTH: Article 1 of the certificate of incorporation of the Surviving Corporation, as in full force and effect immediately prior to the Mergers (the "Charter"), shall be amended to read in its entirety as follows and such Charter, as so amended, shall become the Charter of the Surviving Corporation:

      "1. The name of the Corporation is SCG Realty Services Atlantic Incorporated."

     FIFTH: The executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation, the address of which office is Six Piedmont Center, Atlantic, Georgia 30305.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Merging Corporations or the Surviving Corporation.

     SEVENTH: The authorized capital stock of the foreign corporation which is a party to the Mergers is as follows:
                                                 Number of   Par Value
Corporation                                       Shares     Per Share
-----------                                      ---------------------

Security Capital (Atlantic) Incorporated           1,000       $0.01

                                    I-A-9

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on this
___ day of [        ], 1997.


                                      SECURITY CAPITAL ATLANTIC
                                      MANAGEMENT INCORPORATED


                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________

                   EXHIBIT B TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------

                           FORM OF ARTICLES OF MERGER
                           --------------------------

                               ARTICLES OF MERGER

                                    MERGING

                    SECURITY CAPITAL (ATLANTIC) INCORPORATED
                             (a Nevada corporation)

                                 WITH AND INTO

               SECURITY CAPITAL ATLANTIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)

                       DATED AS OF [        ] [  ], 1997

                                * * * * * * * *

                          Pursuant to Section 92A.200
                           of the General Corporation
                           Law of the State of Nevada

     These Articles of Merger are being filed by the undersigned in the Office of the Secretary of State of the State of Nevada (the "Secretary of State") in accordance with the provisions of Section 92A.200 of the Nevada General Corporation Law (the "Nevada Act") in order to merge Security Capital (Atlantic) Incorporated, a Nevada corporation (the "Merging Corporation"), with and into Security Capital Atlantic Management Incorporated, a Delaware corporation (the "Surviving Corporation"), which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Atlantic Incorporated" (the "Merger").

     FIRST: The name and place of organization and governing law of each of the constituent corporations to the Merger are as follows:

                 NAME                                    STATE OF INCORPORATION
                 ----                                    ----------------------

Security Capital (Atlantic) Incorporated                         Nevada
Security Capital Atlantic Management Incorporated                Delaware

                                    I-A-11

     SECOND: An agreement and plan of merger (the "Agreement and Plan of Merger") among the parties to the Merger has been adopted by each of the constituent corporations in accordance with the requirements of Section 92A.200 of the Nevada Act.

     THIRD: The Agreement and Plan of Merger was approved by the unanimous consent of the owners of each of the constituent corporations.

     FOURTH: Article 1 of the certificate of incorporation of the Surviving Corporation, as in full force and effect immediately prior to the Merger (the "Charter"), shall be amended to read in its entirety as follows and such Charter, as so amended, shall become the Charter of the Surviving Corporation:

     "1. The name of the Corporation is SCG Realty Services Atlantic Incorporated."

     FIFTH: The complete executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation, the address of which office is Six Piedmont Center, Atlantic, Georgia 30305.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any owner of the Merging Corporation or the Surviving Corporation in accordance with the requirements of
Section 92A.220 of the Nevada Act.

                                    I-A-12

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on this
___ day of [        ], 1997.

           SECURITY CAPITAL (ATLANTIC) INCORPORATED



                              By:______________________________________
                              Name:____________________________________
                              Its:   President

                              By:______________________________________
                              Name:____________________________________
                              Its:   Secretary


                              SECURITY CAPITAL ATLANTIC
                              MANAGEMENT INCORPORATED


                              By:______________________________________
                              Name:____________________________________
                              Its:_____________________________________